ABSOLUTE STRATEGIES FUND (THE “FUND”)
C SHARES

SUPPLEMENT DATED JUNE 24, 2009 TO THE PROSPECTUS DATED
AUGUST 1, 2008

At a meeting of the Board of Trustees (the “Board”) of Forum Funds held on June 24, 2009, upon the recommendation of the Fund’s adviser, Absolute Investment Advisers LLC (“Adviser”), the Board approved the conversion of the Fund’s outstanding C Shares class to the R Shares class. The Board concluded that this tax-free exchange (“Conversion”) would be in the best interests of the Fund and its shareholders, based on, among other things, the Adviser’s representation that continued operation of C Shares at this time could not be done in a cost effective manner.

In anticipation of the Conversion, on or about June 25, 2009, the Trust will no longer accept purchases of, or exchanges into C Shares.

In order to effectuate the Conversion of the C Shares on or about July 31, 2009 (“Conversion Date”), the Fund will convert outstanding C Shares of each then-current shareholder to R Shares. The shareholder will not incur any fee, load or charge as a result of the conversion. The aggregate net asset value (“NAV”) of the R Shares and the shareholder’s C Shares will be determined on the Conversion Date.  Although the number of shares may differ, the market value of the Class R Shares after the conversion will be the same as the market value of the Class C Shares before the Conversion.  After the Conversion, the Fund will terminate the C Shares class.

Class R Shares have lower overall expenses than C Shares because R Shares charge a lower Rule 12b-1 rate.  Shareholders do not have to take any action to effect the Conversion.

At any time prior to the Conversion Date, shareholders may exchange their C Shares for R Shares at NAV or redeem such Class C Shares. In general, exchange and redemption are taxable events.

If you own C Shares in a tax deferred account, such as an individual retirement account, 401(k) account or 403(b) account, you should consult your tax adviser to discuss the conversion and determine its tax consequences.

For more information, please contact Atlantic Fund Administration, LLC, the Fund’s transfer agent, toll free at (888) 99-ABSOLUTE or (888-992-2765).

* * * *

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.